FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of August 11, 2008, by and among (a) **SILICON VALLEY BANK**, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank") and (b) **PARADIGM HOLDINGS, INC.**, a Wyoming corporation, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 ("Holdings"), **PARADIGM SOLUTIONS CORPORATION**, a Maryland corporation, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 ("Solutions"), **CALDWELL TECHNOLOGY SOLUTIONS LLC**, a Maryland limited liability company, with offices at 17001 Science Drive, Suite 100, Bowie, Maryland 20715 ("Caldwell") and **TRINITY INFORMATION MANAGEMENT SERVICES**, a Nevada corporation, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 ("Trinity") (hereinafter, Holdings, Solutions, Caldwell and Trinity are jointly and severally, individually and collectively, referred to as "Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 13, 2007, evidenced by, among other documents, a certain Loan and Security Agreement (working capital line of credit) dated as of March 13, 2007, among Borrower and Bank (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by (a) the Collateral as described in the Loan Agreement, (b) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of March 13, 2007 between Bank and Holdings (the "Holdings IP Security Agreement"), (c) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of March 13, 2007 between Bank and Solutions (the "Solutions IP Security Agreement"), (d) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of July 5, 2007 between Bank and Caldwell (the "Caldwell IP Security Agreement"), and (e) the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated as of September 5, 2007 between Bank and Trinity (the "Trinity IP Security Agreement") (together with any other collateral security granted to Bank, the "Security Documents"). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

A. Modifications to Loan Agreement.

1 The Loan Agreement shall be amended by deleting the following, appearing as Section 6.7 thereof:

" **6.7 Financial Covenants**.

Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) EBITDA Loss. EBITDA minus unfunded capital expenditures loss as of and for the three month periods ending on January 31, 2007 and February 28, 2007 of not more than $1,000,000.

(b) EBITDA Gain. EBITDA minus unfunded capital expenditures as of and for the three month period (or periods) ending on (i) March 31, 2007, April 30, 2007 and May 31, 2007, of at least $1.00, (ii) June 30, 2007, July 31, 2007, August 31, 2007, September 30, 2007, October 31, 2007 and November 30, 2007, of at least $250,000.00, (iii) December 31, 2007 and as of and for the three month period ending of the last day of each month thereafter, of at least $500,000.00.

Notwithstanding the foregoing, (a) EBITDA Losses incurred from January 1, 2007 through February 28, 2007 will be excluded from the EBITDA calculation with respect to the three month periods ending on February 28, 2007 and March 31, 2007, and (b) EBITDA Losses incurred from February 1, 2007 through February 28, 2007 will be excluded from the EBITDA calculation with respect to the three month period ending on April 30, 2007. As used herein, "EBITDA Losses" shall be defined as the lesser of (i) $275,000.00, and (ii) the actual expenses incurred by the discontinued commercial business of Borrower during the period(s) referenced above."

and inserting in lieu thereof the following:

" **6.7** **Financial Covenants**.

Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) EBITDA Loss. EBITDA minus unfunded capital expenditures loss as of and for the three month period (or periods) ending on (i) January 31, 2007 and February 28, 2007 of not more than $1,000,000, and (ii) August 31, 2008 of not more than $50,000.

(b) EBITDA Gain. EBITDA minus unfunded capital expenditures as of and for the three month period (or periods) ending on (i) March 31, 2007, April 30, 2007 and May 31, 2007, of at least $1.00, (ii) June 30, 2007, July 31, 2007, August 31, 2007, September 30, 2007, October 31, 2007 and November 30, 2007, of at least $250,000.00, (iii) December 31, 2007, January 31, 2008, February 29, 2008, March 31, 2008, April 30, 2008, May 31, 2008, June 30, 2008 and July 31, 2008, of at least $500,000.00, (iv) September 30, 2008, of at least $75,000, (v) October 31, 2008, of at least $150,000, (vi) November 30, 2008, of at least $250,000, (vii) December 31, 2008, of at least $400,000, and (viii) January 31, 2009 and as of and for the three month period ending of the last day of each month thereafter, of at least $500,000.00.

Notwithstanding the foregoing, (a) EBITDA Losses incurred from January 1, 2007 through February 28, 2007 will be excluded from the EBITDA calculation with respect to the three month periods ending on February 28, 2007 and March 31, 2007, and (b) EBITDA Losses incurred from February 1, 2007 through February 28, 2007 will be excluded from the EBITDA calculation with respect to the three month period ending on April 30, 2007. As used herein, "EBITDA Losses" shall be defined as the lesser of (i) $275,000.00, and (ii) the actual

expenses incurred by the discontinued commercial business of Borrower during the period(s) referenced above."

2 The Loan Agreement shall be amended by inserting the following definition appearing alphabetically in Section 13.1 thereof:

" **"2008 Effective Date"** is August 11, 2008."

3 The Loan Agreement shall be amended by deleting the following definition appearing in Section 13.1 thereof:

" **"Trigger Event"** occurs when both (a) Borrower fully repays all Obligations related to HUD Account Advances, and (b) commencing with the quarter ending on March 31, 2007, Borrower has two (2) consecutive quarters of EBITDA minus unfunded capital expenditures of at least Five Hundred Thousand Dollars ($500,000.00) during each such quarter."

and inserting in lieu thereof the following:

" **"Trigger Event"** occurs when both (a) Borrower fully repays all Obligations related to HUD Account Advances, and (b) commencing with the quarter ending on March 31, 2007, Borrower has two (2) consecutive quarters of EBITDA minus unfunded capital expenditures of at least Five Hundred Thousand Dollars ($500,000.00) during each such quarter. Notwithstanding the foregoing, the Trigger Event shall not be effective on or after the 2008 Effective Date."

B. Waiver. Bank hereby waives Borrower's existing default under the Loan Agreement by virtue of Borrower's failure to comply with the financial covenant set forth in Section 6.7(b) as of the month ended June 30, 2008 and Borrower's anticipated violation of Section 6.7(b) as of the month ended July 31, 2008. Bank's waiver of Borrower's compliance of said affirmative covenant shall apply only to the foregoing specific periods.

4. CONSENT. Bank hereby consents to a payment by Borrower to Theresa Kleszewski in an amount equal to One Million Dollars ($1,000,000), provided that (a) such payment is made on October 31, 2008, (b) no Event of Default exists under the Loan Agreement at the time of such payment or would existing after giving effect to such payment, and (c) Borrower has provided Bank with evidence that the Equity Event has occurred. As used herein, "Equity Event" shall mean the receipt by Borrower, on or after the 2008 Effective Date, from existing investors of Borrower, of proceeds of equity in form and substance acceptable to Bank in its sole and absolute discretion, resulting in unrestricted net cash proceeds to Borrower of at least One Million Five Hundred Thousand Dollars ($1,500,000.00).

5. COMPLIANCE CERTIFICATE. Notwithstanding the terms of the Loan Agreement to the contrary, Borrower shall deliver to Bank, on or prior to August 15, 2008, a Compliance Certificate with respect to the month ended June 30, 2008.

6. FEES. Borrower shall pay to Bank a modification fee equal to Twenty Thousand Dollars ($20,000.00) which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

7. RATIFICATION OF IP SECURITY AGREEMENT.

(a) Holdings hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Holdings IP Security Agreement and acknowledges, confirms and agrees that the Holdings IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

(b) Solutions hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Solutions IP Security Agreement and acknowledges, confirms and agrees that the Solutions IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

(c) Caldwell hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Caldwell IP Security Agreement and acknowledges, confirms and agrees that the Caldwell IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

(d) Trinity hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Trinity IP Security Agreement and acknowledges, confirms and agrees that the Trinity IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined therein.

8. RATIFICATIONS OF PERFECTION CERTIFICATES.

(a) Holdings hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 13, 2007 between Holdings and Bank, and acknowledges, confirms and agrees the disclosures and information Holdings provided to Bank in the Perfection Certificate have not changed, as of the date hereof.

(b) Solutions hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 13, 2007 between Solutions and Bank, and acknowledges, confirms and agrees the disclosures and information Solutions provided to Bank in the Perfection Certificate have not changed, as of the date hereof.

(c) Caldwell hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of July 5, 2007 between Caldwell and Bank, and acknowledges, confirms and agrees the disclosures and information Caldwell provided to Bank in the Perfection Certificate have not changed, as of the date hereof.

(d) Trinity hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of September 5, 2007 between Trinity and Bank, and acknowledges, confirms and agrees the disclosures and information Trinity provided to Bank in the Perfection Certificate have not changed, as of the date hereof.

9. <u>CONSISTENT CHANGES</u>. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

10. <u>RATIFICATION OF LOAN DOCUMENTS</u>. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

11. <u>NO DEFENSES OF BORROWER</u>. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

12. <u>CONTINUING VALIDITY</u>. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

13. <u>COUNTERSIGNATURE</u>. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as of the date first written above.

BORROWER:

PARADIGM HOLDINGS, INC.

By: *Peter B. LaMontagne*

Name: PETER B. LAMONTAGNE

Title: PRESIDENT

PARADIGM SOLUTIONS CORPORATION

By: *Peter B. LaMontagne*

Name: PETER B. LAMONTAGNE

Title: PRESIDENT

CALDWELL TECHNOLOGY SOLUTIONS LLC

By: *[signature]*

Name: Richard Sawchak

Title: SVP and CFO

TRINITY INFORMATION MANAGEMENT SERVICES

By: *[signature]*

Name: Richard Sawchak

Title: SVP and CFO

BANK:

SILICON VALLEY BANK

By: ______________________

Name: ______________________

Title: ______________________

This Loan Modification Agreement is executed as of the date first written above.

BORROWER:

PARADIGM HOLDINGS, INC.

By:________________________

Name:________________________

Title:________________________

PARADIGM SOLUTIONS CORPORATION

By:________________________

Name:________________________

Title:________________________

CALDWELL TECHNOLOGY SOLUTIONS LLC

By:________________________

Name:________________________

Title:________________________

TRINITY INFORMATION MANAGEMENT SERVICES

By:________________________

Name:________________________

Title:________________________

BANK:

SILICON VALLEY BANK

By: [signature]

Name: Elisa Sun

Title: VP